SYMETRA MUTUAL FUNDS TRUST
(the “Trust”)

Symetra DoubleLine Total Return Fund

Symetra DoubleLine Emerging Markets Income Fund

Symetra Yacktman Focused Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated November 14, 2013 to the

Prospectus dated April 30, 2013

At a meeting held on November 12, 2013, and upon the recommendation of Symetra Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser, the Trust’s Board of Trustees (the “Board”) approved a plan of liquidation with respect to each Fund (the “Plan of Liquidation”).  The Board based its approval of the Plan of Liquidation on, among other relevant factors and considerations, information related to the economic viability of each Fund at its present size, the Adviser’s expectation that the Funds would not experience meaningful growth in the near future, and the Adviser’s stated intention to not renew the Fee Waiver and Expense Reimbursement Agreement between the Adviser and the Funds upon the agreement’s expiration on May 31, 2014. In connection with the potential liquidation of the Funds, Symetra Life Insurance Company (“Symetra Life”), the insurance company that holds the shares of the Funds on behalf of its separate accounts, has selected a replacement mutual fund for each Fund (each, a “Replacement Fund”) and will transfer the liquidation proceeds for any contract value remaining in a Fund at the time of liquidation to the corresponding Replacement Fund, unless such contract value has been otherwise previously transferred in the manner described below.    Each Replacement Fund is another investment option currently available through the variable annuity contract under which the Funds are available. The Plan of Liquidation, with respect to each Fund, is contingent upon the approval by a majority vote of the outstanding shares of that Fund.

More information about the Plan of Liquidation and each Replacement Fund will be provided to shareholders of each Fund, as applicable (and to variable annuity contract holders who hold beneficial interests in the Funds), in proxy solicitation materials, expected to be mailed on or about November 26, 2013.  Contract holders will have an opportunity to instruct Symetra Life how to vote the shares represented by their interests in the variable annuity contracts.  For each Fund, if the Plan of Liquidation is approved by the Fund’s shareholders, the liquidation of the Fund and the transfer of any contract value allocated to the Fund to the corresponding Replacement Fund would be expected to become effective on or about the close of business on December 27, 2013, or as soon as practicable thereafter (the “Liquidation Date”).

Beginning November 15, 2013, variable annuity contract holders who do not currently have contract value allocated to a Fund will not be able to select the Fund as an investment option.  However, variable annuity contract holders who have some or all of their contract value allocated to a Fund, and remain continually invested in that Fund, will continue to be able to allocate newly invested assets to the Fund and to reinvest dividends received in the Fund, and each Fund will continue to invest its assets in accordance with its investment objective and policies.  Effective upon such approval by shareholders of the Plan of Liquidation for any Fund, the Fund will no longer accept any new assets, will no longer pursue its stated investment objective, and its assets will be converted into cash and cash equivalents. If the Plan of Liquidation for a Fund is not approved by a majority of its shareholders, that Fund will not be liquidated as contemplated, and the Board will consider other appropriate options for that Fund.

At any time prior to the Liquidation Date, variable annuity contract owners may transfer their contract value currently allocated to a Fund into another available investment option in accordance with the terms of their variable annuity contract.  If the shareholders of a Fund approve the Plan of Liquidation for that Fund, any contract value remaining in the Fund on the Liquidation Date will automatically be redeemed out of the Fund and the proceeds will be transferred to the corresponding Replacement Fund. Contract holders who do not want their contract value allocated to a Fund upon its liquidation to be transferred automatically into the applicable Replacement Fund may provide alternate transfer instructions to Symetra Life in accordance with the terms of their variable annuity contract.

Please retain this Supplement with your Prospectus for future reference.